Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,562,500.00
Previously Paid Amount	0.00
Total Fee Amount	10,435.18
Total Offset Amount	0.00
Net Fee	$ 10,435.18
Final Prospectus	false